================================================================================

                                                                    EXHIBIT 99.1







                             CARRIZO OIL & GAS, INC.




               --------------------------------------------------


                                 FIRST AMENDMENT


               --------------------------------------------------




                            DATED AS OF JUNE 7, 2004

                                       TO

                          SECURITIES PURCHASE AGREEMENT

                          DATED AS OF DECEMBER 15, 1999









================================================================================

                FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

         THIS FIRST AMENDMENT dated as of June 7, 2004 to the Securities Purchase Agreement dated as of December 15, 1999 is between Carrizo Oil & Gas, Inc., a Texas corporation (the "Company") and the Investors listed on the signature pages hereto (collectively, the "Investors").

                                    RECITALS:

         A. The Company and the initial investors thereunder (the "Initial Investors") have heretofore entered into the Securities Purchase Agreement dated as of December 15, 1999 (as modified pursuant to that certain Agreement and Waiver dated as of February 20, 2002, the "Securities Purchase Agreement"). Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

         B. The Company and the Investors now desire to amend the Securities Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

         C. Immediately prior to the effectiveness hereof, the Initial Investors have sold all of their interests in the Notes issued pursuant to the Securities Purchase Agreement held by such Initial Investors to Steelhead Investments Ltd. (the "Noteholder").

         NOW, THEREFORE, the Company and the Investors, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

         Section 1. Amendments. The Securities Purchase Agreement is hereby amended as follows:

                  1. Section 1.1 of the Securities Purchase Agreement is hereby amended as follows:

                           1.1. The definition of "Applicable Prepayment
                  Premium" is hereby deleted and replaced in its entirety by the following:

                           "Applicable Prepayment Premium" means, at any date of determination in connection with a prepayment of the Notes in accordance with Sections 3.5 and 3.6 hereof during any period set forth below, an amount equal to the amount set forth below opposite such period:

                                       Prepayment Rate During the Period            % of Principal Being Paid
                                       ---------------------------------            -------------------------
                           June 1, 2004 to and including the fifth anniversary
                           of the Closing Date                                                  5%

                           After the fifth anniversary of the Closing Date to
                           and including the sixth anniversary of the Closing
                           Date                                                                 2%

                           After the sixth anniversary of the Closing Date to
                           and including the seventh anniversary of the
                           Closing Date                                                         2%

                           After the seventh anniversary of the Closing Date to
                           and including the eighth anniversary of the
                           Closing Date                                                         1%

                           At anytime after the eighth anniversary of the
                           Closing Date                                                         0%


                           1.2. The definition of "Final Maturity Date" is
                  hereby amended by deleting therefrom the date "2007" and inserting therein the date "2008."

                           1.3. The definition of "Tangible Net Worth" is hereby
                  amended by inserting the phrase "and excluding the effect of any cumulative after-tax amounts of ceiling test write-downs (not to exceed an aggregate of $30 million) incurred subsequent to December 31, 2001 pursuant to Rule 4.10 of Regulation S-X promulgated by the Securities and Exchange Commission" immediately before the "." at the end of the sentence.

                           1.4. Inserting in proper alphabetical order the
                  following new definitions:

                           "PROJECT FINANCE DEBT" means Indebtedness incurred to
                  finance or refinance the acquisition, construction, installation, design, engineering, development, completion, maintenance, operation, securitization, monetization or improvement of Property (including the cost of exploration and development of oil and gas property and the marketing and transportation of oil and gas) and related activities, which is non-recourse to the Company and its Subsidiaries, other than a Special Purpose Subsidiary (other than the assets for which such Project Finance Debt was incurred, the proceeds (including, without limitation, proceeds from associated contracts and insurances) of, and improvements, accessories and upgrades to, such assets and the equity and Indebtedness of any Special Purpose Subsidiary that owns, whether directly or indirectly, such assets) provided however, that (x) support such as limited guaranties or obligations to provide or guaranty equity contributions or to make subordinated loans and (y) customary exceptions to non-recourse provisions typical in non-recourse financings shall not be considered direct recourse for the purpose of this definition.

                           "SPECIAL PURPOSE SUBSIDIARY" means any Subsidiary of
                  the Company whose principal purpose is to incur Project Finance Debt or to become a direct or indirect owner of interests in a Person created to conduct the business activities for which such Project Finance Debt was incurred, and substantially all the fixed assets of which Subsidiary or Person are (x) those fixed assets being financed (or to be financed) in whole or in part by such Project Finance Debt or
                  (y) the equity in, Indebtedness or other obligations of, one or more other such Subsidiaries or Persons.

                  2. Section 3.3(a) of the Securities Purchase Agreement is hereby deleted and replaced in its entirety with the following:

                           "Interest shall be payable on the principal amount of the Notes, and to the maximum extent permitted by Applicable Law on any increase thereof as provided below, at a fixed rate per annum equal to 9% (or 10% with respect to interest the Company elects to defer after the sixth anniversary of the Closing Date) (as applicable, the "STATED RATE"). Notwithstanding the foregoing, in connection with any Interest Payment Date occurring on or before the seventh anniversary of the Closing Date, the Company may elect to defer a portion of the interest owing on such Interest Payment Date provided that (i) no Default or Event of Default has occurred and is continuing, and (ii) the Company gives the Investors written notice of such election prior to the commencement of the related Interest Period, which notice shall include the amount of interest the Company elects to defer on such Interest Payment Date; and provided further that the maximum amount of interest the Company may elect to defer on any Interest Payment Date shall be an amount equal to 60% of the interest accrued on the Notes during such Interest Period; and provided further that after the sixth anniversary of the Closing Date any interest the Company may elect to defer shall be calculated at a rate per annum equal to 10%. If the Company elects to defer a portion of the interest due on any Interest Payment Date (such amount being hereinafter referred to as the "DEFERRED INTEREST AMOUNT"), then the aggregate principal amount of the Notes shall be automatically deemed to be increased by an amount equal to the Deferred Interest Amount owing on such Interest Payment Date."

                  3. Section 7.8 of the Securities Purchase Agreement is hereby amended by inserting after the second instance of the term "Subsidiary" in the third line thereof the phrase "(other than any Project Finance Subsidiary)."

                  4. Section 8.1 of the Securities Purchase Agreement is hereby amended by inserting therein the following new subsection (m):

                           "(m) Project Finance Debt."

                  5. Section 8.2 of the Securities Purchase Agreement is hereby amended by inserting therein the following new subsection (r):

                           "(r) Liens to secure Project Finance Debt."

                  6. Section 8.5(b) of the Securities Purchase Agreement is hereby amended by inserting the following sentence at the end thereof:

                           "This Section 8.5(b) shall not apply to agreements
                  evidencing or securing Project Finance Debt of a Special Purpose Subsidiary."

                  7. Section 8.12 of the Securities Purchase Agreement is hereby amended by deleting therefrom the phrase "and at least one CB Capital Director votes in favor of such approval."

                  8. Section 8 of the Securities Purchase Agreement is hereby amended by inserting therein the following new section 8.14:

                           "8.14 MAXIMUM LEVERAGE.

                           Permit the ratio of Total Debt as of the end of any fiscal quarter to EBITDA for the twelve month period ending as of such fiscal quarter to exceed 3.50 to 1.00."

         Section 2. Miscellaneous.

                  This First Amendment shall be construed in connection with and as part of the Securities Purchase Agreement, and except as modified and expressly amended by this amendment, all terms, conditions and covenants contained in the Securities Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this amendment may refer to the Securities Purchase Agreement without making specific reference to this amendment but nevertheless all such references shall be deemed to include this amendment unless the context otherwise requires. This First Amendment shall b governed by and construed in accordance with New York law. The Company represents and warrants that the Investors are the record holders of 100% of the notes issued pursuant to the Securities Purchase

Agreement and that this First Amendment complies with the requirements of
Section 12.8 thereof.

         Section 3. Amendment Fee.

                  As a condition precedent to the effectiveness hereof, the Company shall pay to the Noteholder an amendment fee equal to 1.5% of the principal amount (as increased due to interest deferred under Section 3.3 of the Securities Purchase Agreement) of the Notes held by the Noteholder as of the date hereof.

         Section 4. Additional Fees.

                           4.1. If at any time the Company elects to defer
                  interest pursuant to Section 3.3 of the Securities Purchase Agreement with respect to one or more Interest Periods after the sixth anniversary of the Closing Date, the Company shall pay to the Noteholder a one-time fee equal to 0.5% of the outstanding principal amount (measured as of the date of the beginning of the first Interest Period so deferred and as increased due to interest deferred under Section 3.3 of the Securities Purchase Agreement) of the Notes then held by the Noteholder.

                           4.2. If the Company prepays the Notes prior to the
                  sixth anniversary of the Closing Date, the Company, in addition to the Applicable Prepayment Premium, shall pay to the Noteholder a fee equal to 0.5% of the then outstanding principal amount (as increased due to interest deferred under Section 3.3 of the Securities Purchase Agreement) of the Notes then held by the Noteholder. Payment of such one-time fee shall be made only at the beginning of the first Interest Period as to which interest is so deferred.

         Section 5. Issuance of Revised Note.

                  Simultaneously with the execution and delivery hereof, the Company shall issue to the Noteholder a new Note evidencing the amended Final Maturity Date in exchange for the return and cancellation of all other outstanding Notes.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the Company and the Investors have caused this instrument to be executed, all as of the day and year first above written.

                                     COMPANY

                                     CARRIZO OIL & GAS, INC.



                                     By:     /s/ Paul F. Boling
                                          --------------------------------------
                                          Name:  Paul F. Boling
                                          Title: Chief Financial Officer,
                                                 Vice President, Secretary
                                                 and Treasurer


               [INVESTORS SIGNATURE PAGES ON THE FOLLOWING PAGES]










      [SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

                                     INVESTOR

                                     STEELHEAD INVESTMENTS LTD.
                                     By:    HBK Investments L.P.
                                     Title: Investment Advisor



                                     By:     /s/ Kevin O'Neal
                                          --------------------------------------
                                          Name:  Kevin O'Neal
                                          Title: Authorized Signatory










      [SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

                                     INVESTOR

                                     /s/ Douglas A.P. Hamilton
                                     -------------------------------------------
                                     Douglas A.P. Hamilton










      [SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

                                     INVESTOR

                                     /s/ Paul B. Loyd, Jr.
                                     -------------------------------------------
                                     Paul B. Loyd, Jr.













      [SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

                                     INVESTOR

                                     /s/ Steven A. Webster
                                     -------------------------------------------
                                     Steven A. Webster













      [SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

                                     INVESTOR

                                     MELLON VENTURES, L.P.

                                     By:    MVMA, L.P., its General Partner

                                            MVMA, Inc., its General Partner



                                     By:     /s/ Ronald J. Coombs
                                          --------------------------------------
                                          Name:  Ronald J. Coombs
                                          Title: Chief Financial Officer









      [SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT]